                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 1996

                               SIONIX CORPORATION
             (Exact name of Registrant as specified in its charter)

                                      Utah

                            (State of incorporation)

     2-95626-D                                                  87-0428526
Commission File Number:                     (I.R.S. Employer Identification No.)

5405 MOREHOUSE DRIVE, SUITE 250,
SAN DIEGO, CALIFORNIA                                                 92121
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:               (619) 622-0200

(Former name or former address, if changed since last report):          N/A

ITEM 5.  OTHER EVENTS

         On June 10, 1996, at a Special Meeting of the Board of Directors of the Company, the directors authorized the increase of the number of members of the Board of Directors from five (5) in number to nine (9) and appointed Michael A. Taylor as a director to fill one of the new created director positions.

         On June 14, 1996, the Company received a letter from Michael Maung, a Directors of the Company, wherein Mr. Maung resigned as a Director effective as of June 14, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SIONIX CORPORATION
                                                    A UTAH CORPORATION

Dated: June 28, 1996                                By: /S/ Jack F. Moorehead
                                                        ------------------------
                                                        Name:  Jack F. Moorehead
                                                        Title: President

Dated: June 28, 1996                                By: /S/ S. Donna Friedman
                                                        ------------------------
                                                        Name:  S. Donna Friedman
                                                        Title: Secretary



                                       3